UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023 (August 11, 2023)

NCR ATLEOS, LLC*

(Exact name of registrant as specified in its charter)

Commission File Number 001-41728

Delaware	92-3588560
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW

Atlanta, GA 30308

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-1936

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NATL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*	NCR Atleos, LLC is expected to convert into a corporation and be renamed NCR Atleos Corporation.

Explanatory Note

NCR Atleos, LLC (“NCR Atleos”) is filing this Amendment No. 1 to the Current Report on Form 8-K (this “Amendment No. 1”) to amend Item 7.01 and Item 9.01 of, and replace Exhibit 99.2 furnished with, the Current Report on Form 8-K filed by NCR Atleos with the U.S. Securities and Exchange Commission on August 15, 2023 (the “Original Form 8-K”). NCR Corporation (“NCR”) expects a Notice of Internet Availability of Information Statement Materials to be mailed to its common stockholders. As provided in Item 7.01 of the Original Form 8-K, NCR expects the notice mailed to its registered common stockholders would be in a form substantially consistent with the form of Notice of Internet Availability of Information Statement Materials furnished as Exhibit 99.2 with the Original Form 8-K. After consultation with its advisors who will assist in the mailing process, NCR has made certain changes to the form of Notice of Internet Availability of Information Statement Materials furnished with the Original Form 8-K. Accordingly, NCR Atleos has elected to file this Amendment No. 1 to replace Exhibit 99.2 furnished with the Original Form 8-K with Exhibit 99.2 attached to and furnished with this Amendment No. 1 and to amend Item 7.01 and Item 9.01 to reflect such replacement. No other changes have been made to the Original Form 8-K.

Item 7.01.	Regulation FD Disclosure.

NCR expects a Notice of Internet Availability of Information Statement Materials to be mailed to its common stockholders in connection with its planned distribution of shares of NCR Atleos common stock. NCR expects the Notice of Internet Availability of Information Statement Materials mailed to its registered common stockholders would be in a form substantially consistent with the form of Notice of Internet Availability of Information Statement Materials attached hereto as Exhibit 99.2. The distribution is subject to certain conditions, as described in NCR Atleos’s information statement, dated August 14, 2023.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of NCR Atleos under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibits are attached with this Amendment No. 1:

Exhibit No	Description

99.2	Form of Notice of Internet Availability of Information Statement Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Atleos, LLC

By:	/s/ Timothy Oliver
Timothy Oliver
President, Treasurer and Secretary

Date: September 28, 2023

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